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                                                                   EXHIBIT 10.16

                             FIRST AMENDMENT TO THE
                     TAX ALLOCATION AND INDEMNITY AGREEMENT

     Amendment, dated as of May 29, 1998, to revise and prospectively apply the Affiliated Group, as defined in the Tax Allocation and Indemnity Agreement by and among Stellex Industries, Inc., (formerly Stellex Holdings Corp.), a Delaware corporation ("Parent"), TSMD Acquisition Corp., a Delaware corporation, Stellex Microwave Systems, Inc. (formerly W-J TSMD Inc.), a California corporation, (together "Stellex Microwave") KII Holding Corp., a Delaware corporation, and KII Acquisition Corp., Stellex Aerospace (formerly Kleinert Industries, Inc.), a California corporation, and its direct subsidiaries (together "Stellex Aerospace") dated as of October 31, 1997.

     It is the intent of the parties hereto that the Affiliated Group, as defined, prospectively from the date hereof be amended to include the following:

          Parent, Stellex Microwave, Stellex Aerospace, Stellex Aerospace Holdings, Inc., a Delaware corporation, and Monitor Aerospace Corporation, a New York corporation.

     In WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

                                   Stellex Industries, Inc.


                                   By:  /s/ William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   TSMD Acquisition Corp.


                                   By:  /s/ William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Stellex Microwave Systems, Inc.


                                   By:  /s/ William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   KII Holding Corp.


                                   By:  /s/ William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   KII Acquisition Corp.


                                   By:  /s/ William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Stellex Aerospace


                                   By:  /s/ William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------


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                                   Paragon Precision Products


                                   By:  William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Bandy Machining International


                                   By:  William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Scanning Electron Analysis Laboratories, Inc.


                                   By:  William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   General Inspection Laboratories, Inc.


                                   By:  William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Stellex Aerospace Holdings, Inc.

                                   By:  William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Monitor Aerospace Corp.



                                   By:  William L. Remley
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------